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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                           --------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    JULY 1, 1996


                     DATA PROCESSING RESOURCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
                       CALIFORNIA                         0-27612                         95-3931443
              (State or other jurisdiction              (Commission                    (I.R.S. Employer
                    of incorporation)                   file number)                  Identification No.)

           4400 MACARTHUR BOULEVARD, SUITE 610
                   NEWPORT BEACH, CA                                                        92660
        (Address of principal executive offices)                                          (Zip Code)
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      Registrant's telephone number, including area code:  (714) 553-1102


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

                 (a) On July 1, 1996, Data Processing Resources Corporation ("DPRC") acquired two branch facilities and substantially all of the related assets of the Applications Design and Development division of ADD Consulting, Inc. ("ADD"), a Nebraska corporation. The acquisition was achieved pursuant to an Agreement of Purchase and Sale of Assets dated July 1, 1996 ("Asset Purchase Agreement"), by and among DPRC, ADD and the controlling shareholder of ADD, Gerald R. Ladd ("LADD").

                 Under the terms of the Asset Purchase Agreement, the purchase price was $12,850,000, consisting of $8,785,000 in cash, 152,121 shares of DPRC common stock, valued at $3,765,000 (computed using the average closing price of DPRC's common stock for the last five trading days ending three trading days before the signing of the Asset Purchase Agreement) and a deferred payment of $300,000. Under the Asset Purchase Agreement, ADD has certain registration rights with respect to the 152,121 shares of DPRC common stock it received in the acquisition. ADD and LADD have each entered into a covenant not-to-compete with DPRC in the geographic areas in which ADD's business was conducted.

                 In determining the consideration to be paid in the acquisition, DPRC reviewed ADD and its business and determined an approximate aggregate value of ADD's information technology staffing business to DPRC based on a multiple of adjusted earnings before interest and taxes on a twelve month trailing basis. A final determination of such value was arrived at by means of arm's length bargaining among the parties to the Asset Purchase Agreement.

                 There was no material relationship between ADD (including its officers, directors and shareholders) and DPRC or any of its affiliates, or any director or officer of DPRC, or any associate of any such officer or director.

                 DPRC used a portion of the proceeds obtained from its initial public offering of securities to pay the cash portion of the purchase price. DPRC was not required to borrow any of the funds necessary to consummate the acquisition.

                 (b) At the time of the acquisition, the Applications Design and Development division of ADD was engaged in the information technology staffing business, which it operated from the two branch facilities, one in Omaha, Nebraska and the other in Overland Park, Kansas. DPRC intends to continue to engage in the information technology staffing business in substantially the same manner and for the same purposes.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Financial Statements of Business Acquired.

                 As of the date hereof, it is impractical to provide the required audited financial information. DPRC will file the required audited financial information under the cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date of filing hereof.

           (b)   Pro Forma Financial Information.

                 As of the date hereof, it is impractical to provide the required pro forma financial information. DPRC will file the required pro forma financial information under the cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date of filing hereof.


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           (c)   Exhibits.

                 The following exhibits are filed herewith:


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
                 Exhibit No.                Document
                 -----------                --------
                     2.1                   Agreement of Purchase and Sale of Assets dated July 1, 1996, by and among Data Processing Resources Corporation, ADD Consulting,
                                           Inc. and Gerald R. Ladd

                     2.2                   Registration Rights Agreement dated July 1, 1996, by and between
                                           Data Processing Resources Corporation and ADD Consulting, Inc.

                    99.1                   Text of Press Release dated July 2, 1996
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DATA PROCESSING RESOURCES CORPORATION


Date:  July 16, 1996                    By:    /s/ Michael A. Piraino
                                           ----------------------------------
                                        Michael A. Piraino, Senior Vice
                                        President and Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)






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                                 EXHIBIT INDEX


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
                 Exhibit No.                Document
                 -----------                --------
                     2.1                   Agreement of Purchase and Sale of Assets dated July 1, 1996, by and among Data Processing Resources Corporation, ADD Consulting,
                                           Inc. and Gerald R. Ladd

                     2.2                   Registration Rights Agreement dated July 1, 1996, by and between
                                           Data Processing Resources Corporation and ADD Consulting, Inc.

                    99.1                   Text of Press Release dated July 2, 1996
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